EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of MatrixOne, Inc. (the “Company”) for the quarterly period ended March 29, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Maurice L. Castonguay, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to MatrixOne, Inc. and will be retained by MatrixOne, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/    Maurice L. Castonguay

Maurice L. Castonguay

Chief Financial Officer

May 9, 2003